Investor Presentation Q2 2020 1

R: 20 Forward – Looking Statement G: 80 The COVID-19, pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Other factors that could cause or contribute to such differences include, but are not limited to: B: 155 • the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our ACL on loans and provision for credit losses on loans that may be effected by deterioration in the housing and commercial real estate markets, which may lead to increased losses and nonperforming assets in our loan portfolio, and may result in our ACL on loans no longer being adequate to cover actual losses, and require us to increase our ACL on loans; • changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; R: 105 • risks related to acquiring assets in or entering markets in which we have not previously operated and may not be familiar; G: 149 • fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in real estate values in our market areas; • results of examinations of us by the bank regulators, including the possibility that any such regulatory authority may, among other things, initiate an enforcement action against B: 253 the Company or our bank subsidiary which could require us to increase our ACL on loans, write-down assets, change our regulatory capital position, affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements on us, any of which could affect our ability to continue our growth through mergers, acquisitions or similar transactions and adversely affect our liquidity and earnings; • our ability to control operating costs and expenses; • increases in premiums for deposit insurance; • the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; • staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; • disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; • our ability to retain key members of our senior management team; • costs and effects of litigation, including settlements and judgments; • our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames or at all, and any goodwill charges related thereto and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, which might be greater than expected; • increased competitive pressures among financial service companies; • adverse changes in the securities markets; • inability of key third-party providers to perform their obligations to us; • changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the FASB, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and • other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services, including from the COVID-19 pandemic, and the other risks detailed from time to time in our filings with the SEC including our 2019 Annual Form 10-K and Quarterly Form 10-Q. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for future periods to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating results and stock price performance. 2

R: 20 G: 80 B: 155 R: 105 G: 149 B: 253 Company Overview 3

R: 20 Overview G: 80 Overview B: 155 NASDAQ Symbol HFWA Stock Price (as of 7/21/2020) $20.82 R: 105 Market Capitalization $746.8 million G: 149 Institutional Ownership 82.87% B: 253 Headquarters Olympia, WA # of Branches 62 Year Established 1927 Q2 2020 Financial Highlights Assets $6.55 billion Deposits $5.57 billion Loans $4.67 billion Net Loss $6.1 million Pre-tax, pre-provision income (1) $21.5 million Net interest margin (2) 3.64% Efficiency Ratio 63.31% Tier 1 Leverage Ratio 10.2% HFWA Branch Total Risk Based Capital Ratio 13.1% Source: Company financials as of quarter end or for the quarter ended June 30, 2020 and institutional ownership provided by SNL as of July 21, 2020 (1) Refer to the Appendix for Non-GAAP Measures. (2) Annualized. 4

R: 20 COVID-19 Response G: 80 Ÿ Activated our Business Continuity Plan B: 155 Employees Ÿ Approximately 60% have remote capabilities; 325 (37%) are fully remote Ÿ Revised policies on paid-leave and additional pay for front-line employees R: 105 Ÿ Nearly all branch lobbies remain closed; operate by drive-thru or by appointment Facilities G: 149 Ÿ Practice recommended CDC guidelines for social distancing and disinfecting B: 253 Ÿ Loan modification programs Customers Ÿ Early CD withdrawal, overdraft and other fee waivers* Ÿ SBA Paycheck Protection Program and other government sponsored programs Ÿ Consistent monitoring/analysis to identify potential at-risk/higher-risk industries Ÿ Daily monitoring of credit draws Ÿ Commercial and consumer underwriting changes Loan Portfolio Ÿ Concentration loan-type limit changes Ÿ Increased Special Asset Group staffing levels Ÿ Discontinue indirect consumer lending business Ÿ On-going discussions with customers about credit needs Ÿ Suspended repurchase program on March 18 Ÿ No change to cash dividends, at this time Capital and Liquidity Ÿ Well-capitalized across all regulatory capital ratios Ÿ Ample balance sheet liquidity, including cash, securities and borrowing capacity *Evaluated on a case-by-case basis 5

R: 20 COVID-19 Response - PPP Loans G: 80 B: 155 Funded PPP Loans* PPP Loans* by Industry Less than $100,000 Greater than Construction $191,680 $2,000,000 11.6% R: 105 18.0% Health Care and Social Assistance $124,376 $100,000 G: 149 Manufacturing $81,799 to B: 253 $350,000 Professional, Scientific, and Technical Services $80,483 23.7% Retail Trade $73,731 Other $331,847 $350,000 to $2,000,000 46.7% Size of PPP Loans* • 61.2% of the loan count represents Balance Count Average Loan Size loans less than $100,000; 86.4% less Less than $100,000 $ 102,759 2,754 $ 37 than $350,000 $100,000 to $350,000 209,500 1,134 184 • Amortized balance of SBA PPP loans represents 18.4% of the total loan $350,000 to $2,000,000 412,446 560 733 portfolio at June 30, 2020 Greater than $2,000,000 159,210 50 3,161 • Approximately 80% of funded loans Total $ 883,915 4,498 $ 197 were to existing customers Source: Company financials as of quarter end or for the quarter ended June 30, 2020. Note: All dollars in thousands. Industry as categorized by NAICS code *Originated balance 6

R: 20 COVID-19 Response - Modifications G: 80 B: 155 % of Modifications to Total Portfolio Commercial Type Loans* COVID-19 Modifications by Industry Modified 12.7% Real Estate and Rental and Leasing $180,938 R: 105 Accommodation and Food Services $122,767 G: 149 Health Care and Social Assistance $92,459 Remaining B: 253 Portfolio Retail Trade $35,241 87.3% Construction $32,862 Other $127,191 Total Loan Portfolio: $4.7 billion at June 30, 2020 COVID-19 Modifications Interest Only Payment Deferral Other Total % of Loan • Consumer modifications include 891 Amortized Amortized Amortized Amortized Class; indirect auto loans totaling $22.2 million. Cost Count Cost Count Cost Count Cost Count Portfolio Total commercial business $ 296,770 422 $ 191,005 367 $ 39,546 50 $ 527,321 839 13.7% • As of June 30, 2020, 24 loans with a One-to-four family residential — — 9,704 25 770 2 10,474 27 7.9% balance of $27.7 million were granted a second modification, generally an One-to-four family residential 1,317 2 4,399 2 1,096 3 6,812 7 6.3% construction additional 90 days. Of that amount, 21 Commercial construction 11,381 9 4,876 9 6,340 4 22,597 22 11.5% loans with balance of $26.2 million were commercial business loans. Consumer — — 24,254 926 — — 24,254 926 6.3% Total modifications $ 309,468 433 $ 234,238 1,329 $ 47,752 59 $ 591,458 1,821 12.7% % of total modifications 52% 24% 40% 73% 8% 3% Source: Company financials as of quarter end or for the quarter ended June 30, 2020. Note: All dollars in thousands. COVID-19 Modifications completed as of June 30, 2020 and presented with balances and count as of June 30, 2020. *Includes Commercial & Industrial, Owner-occupied CRE, Non-owner occupied CRE, and Commercial construction loans, and industries as categorized by NAICS code. 7

R: 20 Company Strategy G: 80 Ÿ Be the "acquirer of choice" in the Pacific Northwest B: 155 Active and disciplined in M&A Ÿ Most acquisitive bank in Oregon and Washington since 2012 with 5 acquisitions Ÿ Target Metrics = IRR of >15% with earnbacks < 3 years Ÿ Successful hiring of individuals and teams of bankers in high-growth and dynamic Seattle and R: 105 Allocate capital to organically grow our core Portland markets banking business G: 149 Ÿ Disciplined approach to concentration risk and active portfolio management B: 253 Ÿ Achieving increased efficiencies with operational scale, internal focus on improving processes Improve operational efficiencies and rationalize and technology solutions branch network Ÿ Closed/Consolidated 22 branches since beginning of 2010 Ÿ 1.25% return on average assets in 2019 Generate strong profitability and risk adjusted returns Ÿ Total annual shareholder return* of 13.2% over the past 5 years vs. KBW Regional Bank Index annual total return of 8.9% Ÿ Maintain conservative underwriting standards Long track record of strong underwriting and actively manage the portfolio Ÿ Disciplined approach to concentration risk Ÿ 35.9% noninterest demand deposits to total deposits Focus on core deposits is key to franchise value Ÿ Noninterest demand deposit CAGR of 24% since 2015 over the long term Ÿ 0.26% cost of total deposits; 36th lowest** in the country among publicly traded banks Ÿ History of increasing regular dividends and utilizing special dividends to manage capital Proactive capital management Ÿ Approved stock repurchase plan Ÿ Strong capital ratios: Tier 1 Leverage Ratio = 10.2%; Total Risk Based Capital Ratio = 13.1% Source: Company financials as of quarter end or for the quarter ended June 30, 2020. *Total shareholder return for the period 12/31/2014 - 12/31/2019. **Per S&P Global Market Intelligence for Q1'2020; includes banks nationwide with shares on NASDAQ or NYSE and total assets less than $100 billion 8

R: 20 Technology Strategy G: 80 B: 155 Objective: Invest in technology to enable Community Banking at Scale Implement “Heritage Direct,” a full suite of upgraded treasury management tools for Ÿ commercial customers, including online banking, ACH, wires, positive pay, remote deposit R: 105 Transform Products capture and merchant services Robust, integrated and application programming Ÿ Deploy a state of the art omni-channel new account opening solution interface- (“API”) driven digital solutions G: 149 Ÿ Develop “widgets” to support exceptional service delivery and tailored user experience in B: 253 consumer and commercial online banking platforms Ÿ Deploy a bank-wide business process management (“BPM”) solution to enable real-time transparency into every major process across the company Continued development of bespoke customer relationship management (“CRM”) solution on Ÿ Empower Employees Bank proprietary application framework, delivering unprecedented software integration and Train and equip with digital tools and know-how efficiency Ÿ Train and enable employees to run data-centric, instrumented processes Ÿ Deep, API-based integration between Bank application framework and core vendor platforms to enable “first-contact” resolution Ÿ BPM and CRM integration to enable automation and transparency of “customer journeys” through all key banking activities Engage Customers Leverage data to offer personalized service Omni-channel account opening, robust online/mobile offerings, chatbot and other call center Ÿ upgrades, and first contact resolution tools to enable the Bank to deliver banking where and when the customer needs us Ÿ Proprietary Commercial Loan Origination System to automate lending processes Optimize Operations Ÿ Develop an integrated Treasury Management origination system to automate sales, Integrate systems, automate & instrument onboarding and on-going support processes processes Ÿ API-based integrations with vendor solutions to enable sustainable process automation 9

R: 20 Strong and Diverse Economic Landscape G: 80 • The Seattle and Portland MSAs are thriving local economies with Companies Headquartered in Pacific Northwest B: 155 major Fortune 500 companies which include Alaska Air, Amazon, Costco, Expedia, Microsoft, Nike, Nordstrom, Starbucks and Weyerhaeuser R: 105 • Washington and Oregon rank #5 and #7 for best economy in G: 149 CNBC’s list of “America’s Top States for Business in 2019”(1) B: 253 • Seattle has the best market for STEM professionals (science, technology, education and math)(2) • High levels of migration into Portland – population is expected to grow 6.1% by 2025(3) • Median household income for Seattle and Bellevue are 48% and 95% higher, as compared to the nationwide average(3) • Household income in the Portland MSA is 22% higher than the nationwide average, and is expected to grow by 15.8% through 2025(3) • King County, WA ranks as the 2nd fastest growing county in the U.S.(4) • Washington County and Multnomah County are the fastest growing counties in the state of Oregon(4) Note: Information for Seattle MSA, where available (1) www.cnbc.com (2) www.wallethub.com (3) S&P Global Market Intelligence, Claritas. Data is as of January 1 for respective year (4) Bureau of Economic Analysis; 2019 Local Area Gross Domestic Product Report; rank 10 among metros GDP greater than $30 billion

R: 20 Seattle-Portland Metro Markets G: 80 • The Seattle-Tacoma-Bellevue and Portland-Vancouver-Hillsboro MSAs are among the fastest growing metro markets nationwide B: 155 • Annual population growth for both Seattle and Portland MSAs have exceeded the average growth rate for the top 15 largest MSAs since 2015, and both are expected to grow ~1.2% CAGR through 2025 • Median household income for the Seattle MSA has consistently exceeded the top 15 largest MSAs and the U.S., while the Portland MSA R: 105 has consistently exceeded the nationwide average G: 149 Annual Population Growth B: 253 Median Household Income Source: S&P Global Market Intelligence, Claritas Note: Date for actuals, estimates and projections is as of January 1 of respective year All dollars in thousands 11

R: 20 Seattle MSA Funds Under Management G: 80 B: 155 Funds Under Management = Loans + Deposits R: 105 $6,000 G: 149 $4,948 $5,000 B: 253 $4,097 $3,845 $4,020 ) $4,000 s $2,597 n o i l $2,941 l i $2,770 $2,130 $3,000 $2,544 $1,995 $2,111 M ( $ $1,526 $2,000 $1,366 $1,476 $2,351 $1,000 $1,850 $1,909 $1,967 $1,178 $1,294 $1,415 $0 2015 2016 2017 2018 2019 Q1 2020 Q2 2020 Loans* Deposits • $4.9 billion in total funds under management in the Seattle MSA market at 28 branches** • Loans include $460.7 million of SBA PPP loans, which also had a significant impact on deposit growth HFWA Branch Source: Company financials as of period end or for the period ended as indicated. *Gross loan balances ** Prior period loan and deposit information for the Seattle MSA includes branches that were closed or consolidated prior to June 30, 2020. Note: Maps provided by © 2019 S&P Global Market Intelligence All rights reserved. Bing, © 2019 Microsoft Corporation, © 2019 HERE. 12

R: 20 Portland MSA Funds Under Management G: 80 B: 155 Funds Under Management = Loans + Deposits R: 105 $1,400 $1,279 G: 149 $1,200 B: 253 $1,000 $907 $912 $663 ) $856 s n $800 o i l l i $498 $498 M $477 ( $600 $ $400 $616 $200 $112 $379 $409 $414 $53 $43 $0 2015 2016 2017 2018 2019 Q1 2020 Q2 2020 HFWA Branch Loans* Deposits • $1.3 billion in total funds under management in the Portland MSA market at 9 branches • Loans include $192.5 million of SBA PPP loans, which also had a significant impact on deposit growth Source: Company financials as of period end or for the period ended as indicated. *Gross loan balances Note: Maps provided by © 2019 S&P Global Market Intelligence All rights reserved. Bing, © 2019 Microsoft Corporation, © 2019 HERE. 13

R: 20 Future Growth and Opportunities G: 80 B: 155 Pacific Northwest Banking Landscape* Expected Consolidation and Future Opportunities • Significant number of banks remaining in HFWA footprint, further consolidation is expected R: 105 – 9 banks between $150 and $500 million in assets G: 149 – 7 banks between $500 million and $1.0 billion in assets B: 253 – 8 banks between $1.0 billion and $2.0 billion in assets • HFWA positioned to be the acquiror of choice in the Pacific Northwest • Financial parameters include 15% IRR and earnback of < 3 years • Preferred targets to have commercial relationship banking focus with efficient branch network along the I-5 corridor Target bank headquarters Source: Financial information as of the most recent quarter publicly available. Note: Maps provided by © 2019 S&P Global Market Intelligence All rights reserved. Bing, © 2019 Microsoft Corporation, © 2019 HERE. *Certain locations of bank headquarters overlap on the map. 14

R: 20 Historical Growth – Organic and Acquisitive G: 80 B: 155 • In addition to organic growth, HFWA has completed 5 whole bank mergers and 2 FDIC-assisted transactions since 2008. SBA PPP loans Completed acquisition of Puget outstanding of $856M Sound Bancorp and Premier Commercial Bancorp with $639M and $440M in assets, respectively R: 105 $856 $6,000 G: 149 Merger with Washington Banking Company with $1.7B in assets $5,696 $5,553 $5,587 B: 253 $1,079 Acquired Valley Community Bancshares, Inc. and Northwest $4,238 ) $4,000 Commercial Bank with $254M and s $4,113 n $65M in assets, respectively o $3,879 i l l i $3,651 M ( $1,747 $ Completed 2 FDIC deals - Pierce Commercial Bank and Cowlitz Bank, acquiring $211M and $345M in assets, respectively $2,000 $319 $1,712 $556 $1,369 $1,346 $1,340 $946 $1,015 $812 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 2020 Q2 2020 Organic Acquired Assets SBA PPP Loans Source: Company financials as of year end or quarter end as indicated. Note: All dollars in millions; Acquired Assets include purchase accounting adjustments and goodwill. 15

R: 20 Deposit Market Share G: 80 B: 155 R: 105 G: 149 B: 253 Source: S&P Global Market Intelligence, deposit data as of June 30 of year indicated Note: All dollars in thousands 16

R: 20 G: 80 B: 155 R: 105 G: 149 B: 253 Financial Update 17

R: 20 Financial Update – Q2 2020 G: 80 B: 155 • Net loss was $6.1 million, or $0.17 per diluted share, compared to net income of $12.2 million, or $0.33 per diluted share, for the linked-quarter ended March 31, 2020 and $16.0 million, or $0.43 per diluted share, for the quarter ended June 30, 2019. R: 105 • Pre-tax, pre-provision income* was $21.5 million for the quarter ended June 30, 2020 compared to $20.8 G: 149 million for the linked-quarter ended March 31, 2020 and $20.6 million for the quarter ended June 30, 2019. B: 253 • Provision for credit losses increased $20.6 million, or 259.5%, to $28.6 million for the quarter ended June 30, 2020 from $7.9 million for the quarter ended March 31, 2020. • Loans receivable, net, increased $790.0 million, or 20.8%, to $4.59 billion at June 30, 2020 from $3.80 billion at March 31, 2020; SBA PPP loans totaled $856.5 million as of June 30, 2020. • Total deposits increased $949.8 million, or 20.6%, to $5.57 billion at June 30, 2020 from $4.62 billion at March 31, 2020. • Non-maturity deposits as a percentage of total deposits increased to 91.2% at June 30, 2020 from 88.6% at March 31, 2020 and noninterest demand deposits as a percentage of total deposits increased to 35.9% at June 30, 2020 from 30.6% at March 31, 2020. • Heritage declared a regular cash dividend of $0.20 per common share on July 22, 2020. • Capital remains strong with Tier 1 leverage capital to average quarterly assets of 10.2% at June 30, 2020 compared to 10.4% at March 31, 2020 and total capital to risk-weighted assets of 13.1% at June 30, 2020 compared to 12.5% at March 31, 2020. Source: Company financials as of quarter end or for the quarter ended as indicated. *Refer to the Appendix for Non-GAAP Measures. 18

R: 20 Commercial Loan Exposure G: 80 Commercial Loans by Industry* Exposure CRE Loans by Collateral Type B: 155 Mixed Use Property 7.4% Multi-Family 7.1% Health Care and Social Assistance 10.2% Retail Store/Shopping Accommodation and Motel/Hotel 6.8% Center 12.4% Food Services 6.7% R: 105 Single Purpose 5.8% Construction 5.5% G: 149 Warehouse 5.2% Retail Trade 5.5% B: 253 Real Estate and Rental Industrial 13.3% and Leasing 44.7% Mini-Storage 4.3% Manufacturing 4.7% Recreational/School 3.1% Other Services (except Public Administration) 3.8% Other CRE 11.7% All other industries 18.8% Office 23.0% % Of Total % of Total % Of Total % of Total Industry Amount Balance Loans Collateral Type Amount Balance Loans Real Estate and Rental and Leasing $ 1,334,525 44.7% 28.6% Office $ 497,387 23.0% 10.7% Health Care and Social Assistance 305,658 10.2 6.6 Industrial 288,669 13.3 6.2 Accommodation and Food Services 200,196 6.7 4.3 Retail Store/Shopping Center 268,398 12.4 5.8 Construction 165,501 5.5 3.5 Mixed Use Property 160,635 7.4 3.4 Retail Trade 162,887 5.5 3.5 Multi-Family 153,490 7.1 3.3 Manufacturing 140,723 4.7 3.0 Motel/Hotel 147,377 6.8 3.2 Other Services (except Public 112,712 3.8 2.4 Single Purpose 125,297 5.8 2.7 Administration) Warehouse 112,410 5.2 2.4 All Other Industries 561,094 18.9 12.0 Mini-Storage 93,114 4.3 2.0 Total $ 2,983,296 100.0% 63.9% Recreational/School 66,883 3.1 1.4 Source: Company financials as of quarter end or for the quarter ended June 30, 2020. Other CRE 253,135 11.6 5.3 Note: All dollars in thousands. Excludes SBA PPP loans. Total $ 2,166,795 100.0% 46.4% *Includes Commercial & Industrial, Owner-occupied CRE, and Non-owner occupied CRE loans, as categorized by NAICS code. 19

R: 20 Loan Portfolio and Credit Quality G: 80 (1) B: 155 Loan Portfolio Loan Balances and Loan Yields* $5,000 6.00% $4,500 $4,670 5.50% SBA PPP Owner-occupied * s R: 105 s $4,000 5.14% 5.17% d n 18.4% CRE l a 4.97% e i 18.0% o Y L $3,500 4.78% 5.00% G: 149 l n a a t 4.63% o o $3,000 L T $3,773 $3,856 B: 253 Commercial $3,656 4.50% & Industrial $2,500 $2,851 17.0% Non-owner 4.38% Occupied $2,000 4.00% CRE Consumer 29.0% 2017 2018 2019 Q1 2020 Q2 2020 8.3% 1-4 Family Construction & Land 2.8% Loan Yield Loan Yield, excl. SBA PPP** Total Loans* Development 6.5% Non-Performing Assets and Allowance for Credit Losses • 4.38% loan yield in Q2 2020 1.00% 1.88% 2.00% 0.80% • 4.63% loan yield, excluding SBA PPP**, 1.50% s 1.23% t 1.53% s in Q2 2020 e 1.13% n s 0.60% a s 0.96% 0.96% o A L / 1.00% / s 0.82% L • 42.8% of loans, excluding SBA PPP, are A 0.40% C P 0.63% A C&I and Owner-occupied CRE N 0.51% 0.50% 0.20% 0.26% 0.29% 0.00% 0.00% Source: Company financials as of period end or for the period 2017 2018 2019 Q1 2020 Q2 2020 ended as indicated. Note: All dollars in millions (1) As a percentage of loans receivable at June 30, 2020 ACL / Loans ACL / Loans, excl. SBA PPP** NPAs / Assets * Includes loans receivable and loans held for sale **Refer to the Appendix for Non-GAAP Measures. 20

R: 20 At-risk Industries in Loan Portfolio G: 80 B: 155 Higher Risk of COVID-19 Impact Concentration of Industries in Higher Risk of COVID-19 Impact Offices of health R: 105 Healthcare $286,888 practitioners and health facilities Remaining G: 149 Portfolio B: 253 85.2% Hotels $135,640 Early Impacted Restaurants $88,780 Industries Higher Risk Senior Living $44,877 Industries 14.8% Fitness and recreational sports centers, bowling centers, Recreation and Entertainment $39,064 and all other amusement and recreation industries • Total amortized cost and total commitment of loans in at-risk industries Transportation, Ground and Air $37,144 is $563.7 million and $632.4 million, respectively • Downgraded $110.9 million of loans in at- Amortized Cost Unfunded Commitment risk industries as a result of COVID-19 Source: Company financials as of quarter end or for the quarter ended June 30, 2020 Excludes SBA PPP loans Industry as categorized by subset of NAICS codes Note: All dollars in thousands. 21

R: 20 Allowance for Credit Losses G: 80 B: 155 Q2 Impacts Allowance for Credit Losses on Loans • ACL on loans provision reflects $80,000 $71,501 additional estimated credit losses as the $60,000 forecasted impacts of the COVID-19 $47,540 R: 105 $36,171 $37,993 pandemic worsened since the linked- $40,000 $25,941 G: 149 quarter end $20,000 $9,964 B: 253 $1,822 • Includes impact from a $1.7 million $0 $(417) $(1,980) charge-off due to issues surrounding the -$20,000 1 C 0 Q Q 0 Q Q 0 control of the underlying loan collateral; 2 E 1 1 1 3 2 2 6 /3 C /0 N P /3 N P /3 1 L 1 e r 1 e r 0 Bank will pursue an aggressive collection /1 A /2 t ov /2 t ov /2 9 d 0 C is 0 C is 0 op ha io ha io ti r n r n strategy on ge ge -o -o ffs ffs • ACL on unfunded commitments Allowance for Credit Losses on Unfunded Commitments increased due to increase in estimated loss rates and decrease in utilization of $6,000 revolving commercial and industrial lines $5,000 $4,612 $4,008 $3,702 of credit $4,000 $3,000 $2,622 $1,990 • No ACL on investment securities $2,000 available for sale $1,000 $306 $0 -$1,000 -$2,000 $(2,018) -$3,000 1 C 0 Q 0 Q 0 2/31 ECL 1/01 1 P 3/31 2 P 6/30 /19 Ado /20 rovis /20 rovis /20 ption ion ion Source: Company financials as of quarter end or for the quarter ended as indicated. Note: All dollars in thousands 22

R: 20 Deposits G: 80 (1) B: 155 Deposit Base Deposit Balances and Cost of Total Deposits Savings $5,568 Money market accounts $6,000 0.50% s accounts t 9.1% $4,583 $4,618 i 17.6% $5,000 $4,432 s 0.40% o R: 105 s t p i e Certificates s $4,000 $3,393 o 0.37% 0.37% 0.30% D l G: 149 of deposit p a e $3,000 t D 8.8% o l 0.25% 0.26% 0.20% T a f B: 253 t $2,000 o Interest o t T 0.18% bearing $1,000 0.10% s o demand C deposits $0 0.00% 28.6% Noninterest 2017 2018 2019 Q1 2020 Q2 2020 demand deposits 35.9% Cost of Total Deposits Total Deposits Deposit Mix • 0.26% cost of total deposits in Q2 2020 $6,000 • 91.2% of deposits are non-maturity $5,000 Noninterest demand deposits s $4,000 t i • Increase in Noninterest demand deposits s Interest bearing demand o deposits p as percentage of total deposits from e $3,000 D 30.6% at March 31, 2020 l a Money market accounts t o T $2,000 Savings accounts $1,000 CDs $0 Source: Company financials as of the period or for the period ended as indicated. 2015 2016 2017 2018 2019 2020 (1) As a percentage of total deposits at June 30, 2020 Note: All dollars in millions 23

R: 20 Net Interest Margin G: 80 (1) B: 155 Total Asset Mix Net Interest Margin (Core vs. Accretion)** Other Cash and cash 5.00% 10.1% equivalents 6.3% R: 105 Investment securities G: 149 13.4% 4.29% B: 253 4.22% 0.18% 0.10% 4.06% 4.00% 3.93% 0.08% 0.18% 3.64% 0.05% Loans, net* 70.2% 4.11% 4.12% 3.00% 3.98% 3.75% • 83.8% Loan to deposit ratio 3.59% • 19.7% of assets are cash and investment securities 2.00% 2017 2018 2019 Q1 2020 Q2 2020 Core NIM Accretion** Source: Company financials as of period end or for the period ended as indicated. (1) As a percentage of total assets at June 30, 2020 *Includes loans receivable, net and loans held for sale **Refer to the Appendix for Non-GAAP Measures. 24

R: 20 Profitability Trends G: 80 B: 155 ROAA ROATCE* 13.35% 1.50% 1.25% 15% 12.28% 11.40% 1.05% 1.07% 0.88% 9.46% R: 105 1.00% 10% G: 149 0.50% 5% B: 253 0.00% 0% -0.50% -5% (0.39)% (3.96)% -1.00% -10% 2017 2018 2019 Q1 '20 Q2 '20 2017 2018 2019 Q1 '20 Q2 '20 Noninterest Expense/Avg. Assets Net Income, Pre-tax Pre-provision Income*, and Diluted Earnings per Share 4.00% $3.00 90,000 3.50% 3.00% 70,000 3.00% 2.78% 2.71% 2.70% $2.00 2.36% 50,000 2.50% $1.00 30,000 2.00% 10,000 1.50% $0.00 1.00% -10,000 0.50% -$1.00 -30,000 2017 2018 2019 Q1 '20 Q2 '20 2017 2018 2019 Q1 '20 Q2 '20 Net Income PTPP income* Diluted EPS Source: Company financials as of period end or for the period ended as indicated. * Refer to the Appendix for Non-GAAP Measures. 25

R: 20 Strong Capital and Sources of Liquidity G: 80 B: 155 Tangible Common Equity/Tangible Assets Tier 1 Leverage Ratio 12% 14% 9.9% 10% 10.4% 10.2% 12% 10.6% 9.6% 9.9% 10.2% 10.5% 10.4% 10.2% R: 105 8% 8.5% 10% G: 149 6% 8% B: 253 4% 2% 6% 0% 4% 2017 2018 2019 Q1 '20 Q2 '20 2% 0% TCE TCE, excl. SBA PPP* 2017 2018 2019 Q1 '20 Q2 '20 Basel III Regulatory Capital Minimum to be considered well capitalized Total Risk Based Capital Primary and Secondary Sources of Liquidity 13.1% 14% 12.8% 12.9% 12.8% 12.5% Source June 30, 2020 12% 10% Cash and cash equivalents $ 415,075 8% Unencumbered securities 619,348 6% FHLB and FRB borrowing availability 1,003,107 4% Fed fund lines 215,000 2% Brokered CD capacity 832,285 0% Total $ 3,084,815 2017 2018 2019 Q1 '20 Q2 '20 Basel III Regulatory Capital Minimum to be considered well capitalized Source: Company financials as of period end or for the period ended as indicated Note: Dollars in thousands. * Refer to the Appendix for Non-GAAP Measures. 26

R: 20 G: 80 B: 155 R: 105 G: 149 B: 253 Shareholder Return 27

R: 20 Total Shareholder Return G: 80 B: 155 Stock Summary Total Return* – Last 36 Months Ticker HFWA Exchange NASDAQ R: 105 Stock Price $20.82 Market Cap. (in millions) $746.8 G: 149 Dividend Yield (Regular Div. Only) 3.84% B: 253 Average Daily Volume (3 Mo.) Avg. Daily Volume (Shares) 211,883 Please keep the row spacing in the left-most table as-is. The Avg. Daily Volume ($000s) $4,411 goal is to have the row underneath a border (1st row, row 52-Week High and Low Price below avg daily volume, row below 52 week, row below 52-Week High (7/24/2019) 29.70 per share, row below valuation ratios) to be larger than the rest so that the border doesn't "bleed" into the data 52-Week Low (5/14/2020) 14.65 Per Share these rows should be 16 pixels Dividends Per Share** other rows with data in them should be 13 pixels Tg. Book Value Per Share $15.10 blank rows should be 8 pixels EPS - 2020E $1.35 EPS - 2021E $1.09 $1.00 Number of Research Analysts 6 $0.80 $0.10 $0.25 $0.10 Valuation Ratios $0.60 Price / Tg. Book Value 137.9% $0.10 $0.16 $0.10 Price / 2020E EPS 15.5x $0.40 $0.74 $0.62 Price / 2021E EPS 19.2x $0.51 $0.43 $0.47 $0.20 $0.34 $0.20 $0.20 $0.00 Source: SNL Financial, as of July 21, 2020. 2014 2015 2016 2017 2018 2019 Q1 2020 Q2 2020 Note: SNL U.S. Bank $1B-$5B index includes banks nationwide with total assets of $1.0 billion to $5.0 billion. *Total return includes stock price appreciation and reinvested dividends. Regular Dividends Special Dividends **Dividends based on date declared for the period ended as 28 indicated.

R: 20 G: 80 B: 155 R: 105 G: 149 B: 253 Appendix - Reconciliations of Non-GAAP Financial Measures 29

R: 20 Non-GAAP Financial Measures G: 80 2020 2017 2018 2019 B: 155 Q1 Q2 (Dollars in thousands) Pre-tax, pre-provision Income: Net income (loss) (GAAP) $ 41,791 $ 53,057 $ 67,557 $ 12,191 $ (6,139) R: 105 Exclude income tax (benefit) expense 18,356 11,238 13,488 640 (936) G: 149 Exclude provision for credit losses 4,220 5,129 4,311 7,946 28,563 Pre-tax, pre-provision income (non-GAAP) $ 64,367 $ 69,424 $ 85,356 $ 20,777 $ 21,488 B: 253 Loan yield, excluding SBA PPP loans, annualized: Interest and fees on loans (GAAP) $ 129,213 $ 175,466 $ 189,515 $ 46,277 $ 48,404 Exclude impact on loan yield from SBA PPP loan interest and fees — — — — (4,923) Adjusted interest and fees on loans (GAAP) $ 129,213 $ 175,466 $ 189,515 $ 46,277 $ 43,481 Average loans receivable, net (GAAP) $ 2,703,934 $ 3,414,424 $ 3,668,665 $ 3,748,573 $ 4,442,108 Exclude average SBA PPP loans — — — — (667,390) Adjusted average loans receivable, net (non-GAAP) $ 2,703,934 $ 3,414,424 $ 3,668,665 $ 3,748,573 $ 3,774,718 Loan yield, annualized (GAAP) 4.78% 5.14% 5.17% 4.97% 4.38% Loan yield, excluding SBA PPP loans, annualized (non-GAAP) 4.78% 5.14% 5.17% 4.97% 4.63% ACL on loans to loans receivable, excluding SBA PPP loans: Allowance for credit losses on loans $ 32,086 $ 35,042 $ 36,171 $ 47,540 $ 71,501 Loans receivable (GAAP) $ 2,849,071 $ 3,654,160 $ 3,767,879 $ 3,852,376 $ 4,666,333 Exclude SBA PPP loans — — — — — (856,490) Loans receivable, excluding SBA PPP (non-GAAP) $ 2,849,071 $ 3,654,160 $ 3,767,879 $ 3,852,376 $ 3,809,843 ACL on loans to Loans receivable (GAAP) 1.13% 0.96% 0.96% 1.23% 1.53% ACL on loans to Loans receivable, excluding SBA PPP loans (non-GAAP) 1.13% 0.96% 0.96% 1.23% 1.88% Source: Company financials as of period end or for the period ended as indicated. 30

R: 20 Non-GAAP Financial Measures G: 80 2020 2017 2018 2019 B: 155 Q1 Q2 (Dollars in thousands) Net interest margin, excluding incremental accretion on purchased loans, annualized: Net interest income (GAAP) $ 139,363 $ 186,993 $ 199,682 $ 48,551 $ 50,313 R: 105 Exclude incremental accretion on purchased loans (6,320) (7,964) (4,876) (1,012) (696) G: 149 Adjusted net interest income (non-GAAP) $ 133,043 $ 179,029 $ 194,806 $ 47,539 $ 49,617 B: 253 Average total interest earning assets, net $ 3,547,786 $ 4,358,643 $ 4,729,885 $ 4,811,769 $ 5,552,494 Net interest margin, annualized (GAAP) 3.93% 4.29% 4.22% 4.06% 3.64 % Net interest margin, excluding incremental accretion on purchased loans, annualized (non-GAAP) 3.75% 4.11% 4.12% 3.98% 3.59 % Return on average tangible common equity: Net Income (GAAP) $ 41,791 $ 53,057 $ 67,557 $ 12,191 $ (6,139) Exclude amortization of intangible assets 1,286 3,819 4,001 903 903 Exclude tax effect of adjustment (450) (802) (840) (190) (190) Tangible net income (non-GAAP) $ 42,627 $ 56,074 $ 70,718 $ 12,904 $ (5,426) Average stockholders' equity (GAAP) $ 499,776 $ 687,094 $ 789,502 $ 806,071 $ 807,539 Exclude average intangible assets (125,774) (230,282) (259,667) (257,234) (256,338) Average tangible common stockholders' equity (non-GAAP) $ 374,002 $ 456,812 $ 529,835 $ 548,837 $ 551,201 Return on average equity, annualized (GAAP) 8.36% 7.72% 8.56% 6.08% (3.06)% Return on average tangible common equity, annualized (non-GAAP) 11.40% 12.28% 13.35% 9.46% (3.96)% Source: Company financials as of period end or for the period ended as indicated. 31

R: 20 Non-GAAP Financial Measures G: 80 2020 2017 2018 2019 B: 155 Q1 Q2 (Dollars in thousands) Tangible common equity to tangible assets: Total stockholders' equity (GAAP) $ 508,305 $ 760,723 $ 809,311 $ 798,438 $ 793,652 R: 105 Exclude intangible assets (125,117) (261,553) (257,552) (256,649) (255,746) G: 149 Tangible common equity (non-GAAP) $ 383,188 $ 499,170 $ 551,759 $ 541,789 $ 537,906 B: 253 Total assets (GAAP) $ 4,113,270 $ 5,316,927 $ 5,552,970 $ 5,587,300 $ 6,552,122 Exclude intangible assets (125,117) (261,553) (257,552) (256,649) (255,746) Tangible assets (non-GAAP) $ 3,988,153 $ 5,055,374 $ 5,295,418 $ 5,330,651 $ 6,296,376 Total assets (GAAP) $ 4,113,270 $ 5,316,927 $ 5,552,970 $ 5,587,300 $ 6,552,122 Exclude intangible assets (125,117) (261,553) (257,552) (256,649) (255,746) Exclude SBA PPP loans — — — — (856,490) Tangible assets, excluding SBA PPP loans (non-GAAP) $ 3,988,153 $ 5,055,374 $ 5,295,418 $ 5,330,651 $ 5,439,886 Stockholders' equity to total assets (GAAP) 12.4% 14.3% 14.6% 14.3% 12.1% Tangible common equity to tangible assets (non-GAAP) 9.6% 9.9% 10.4% 10.2% 8.5% Tangible common equity to tangible assets, excluding SBA PPP loans (non-GAAP) 9.6% 9.9% 10.4% 10.2% 9.9% Source: Company financials as of period end or for the period ended as indicated. 32

Questions and Answers 33